UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Steven I. Koszalka

American Funds Inflation Linked Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Preserve your
purchasing power

American Funds Inflation Linked Bond Fund® Annual report for the year ended November 30, 2016

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2016 (the most recent calendar quarter-end):

	Cumulative	Average annual total return
Class A shares	total return	Lifetime
	1 year	(since 12/14/12)

Reflecting 2.50% maximum sales charge	1.76%	–0.82%

The total annual fund operating expense ratio is 0.77% for Class A shares as of the prospectus dated February 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Where applicable, investment results reflect fee reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of December 31, 2016, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.28%.

Contents

1	Letter to investors
3	The value of a $10,000 investment
4	About your fund
6	Investment portfolio
11	Financial statements
34	Board of trustees and other officers

Fellow investors:

American Funds Inflation Linked Bond Fund generated a total return of 3.94% for the 12 months ended November 30, 2016. Capital gains of about 8 cents a share were paid in December 2015. Investors who reinvested dividends of 4 cents a share (also paid last December) earned an income return of 0.42%, the same as those who took dividends in cash.

The fund’s result was in line with broad inflation-linked U.S. bond returns; the unmanaged Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — rose 3.96%. The values of TIPS (which are issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers. Meanwhile, the Lipper Inflation-Protected Bond Funds Average (a peer group measure) recorded a 3.62% return.

Investments in inflation-linked Japanese government bonds and U.S. corporate issues helped the fund’s relative results. These positive factors were partly offset by the negative impact of certain non-U.S. holdings and the portfolio’s positioning with regard to the maturities of investments.

Market overview

Prospects for the U.S. economy and inflation ebbed and flowed during the fund’s fiscal year. In December 2015, the Federal Reserve decided to raise interest rates — the first rate hike in nine years — by 0.25 percentage points to a target range of 0.25% to 0.50%. At the time, Fed Chair Janet Yellen noted that the economy appeared to be on a path to “sustainable improvement.”

By the first quarter of 2016, however, Fed officials were striking a more dovish tone

Results at a glance

For periods ended November 30, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class A shares)	1.25%	3.94%	–0.10%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index*	0.68	3.96	–0.69
Lipper Inflation-Protected Bond Funds Average†	1.16	3.62	–1.09

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper.

American Funds Inflation Linked Bond Fund	1

amid declining U.S. corporate profits and subdued global growth. Investors appeared to conclude that the chances for an imminent rate hike had receded.

Break-even inflation rates (the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns) moved lower earlier in the 12-month period. Valuations for TIPS appeared especially attractive, and investor demand increased. TIPS advanced 3.25% over the first half of the period.

Since then, annualized core U.S. CPI, the inflation measure that strips out food and energy, has averaged just over 2%. In the last few months, broader measures of U.S. inflation have been lifted by higher housing and fuel costs. Having dipped below $30 earlier in 2016, crude oil has recently traded in a range of $40 to $50 a barrel.

Amid improving economic data, the Fed held rates steady at its July and September meetings. It did, however, offer a generally upbeat outlook for the economy — fueling anticipation of a hike. The Fed raised interest rates by 0.25 percentage points to a range of 0.50% to 0.75% on December 14, shortly after the close of the fund’s fiscal year.

Inside the portfolio

As of November 30, 2016, 88.57% of the fund’s net assets were invested in inflation-linked government bonds — mostly U.S. TIPS. Corporate issues make up a small but meaningful part of the portfolio. Corporate sectors reflected in these holdings include issues by energy, health care and financial companies.*

Throughout the fiscal year, managers took advantage of insights from our macroeconomic and fundamental credit investment analysts to identify a range of opportunities. Finding attractive valuations, we added modestly to small investments in inflation-linked Japanese and U.K. government bonds. Exposure to corporate issues declined somewhat overall, with reduced holdings in the energy sector a notable change.

Consistent with the fund’s investment guidelines, the portfolio managers have made careful use of interest rate swaps. When used in conjunction with inflation-linked bonds, these financial instruments have, for example, helped the fund to gain more precisely targeted exposures to inflation. A complete list of fund holdings can be found beginning on page 6.

Looking forward

As evidenced by the gradual increase in longer term nominal U.S. Treasury yields between July and October 2016, inflation expectations have been on the rise for some time now. Donald Trump’s victory in the U.S. presidential election turbocharged this trend: During the period from November 8 through November 30, yields (which move inversely to prices) on the benchmark 10-year Treasury note jumped by half a percentage point to about 2.4%.

This repricing makes sense. Bondholders are demanding more of a premium for holding U.S. government debt given the uncertainty around future policy. Additionally, rising yields may anticipate greater future financing needs for the federal government. Plans to boost growth by spending significantly on infrastructure and cutting taxes will likely result in a higher budget deficit. This, in turn, could increase the supply of Treasuries, prompting lower bond prices. Even so, yields should remain relatively low in historical terms — especially if new headwinds to growth emerge in the wake of more protectionist trade policies.

With regard to inflation, higher tariffs or restrictive trade agreements could place upward pressure on import prices. Other factors already suggest that inflation is likely to rise. Wages could increase, given that the unemployment rate (4.6% in November 2016) is very close to the Fed’s estimate of full employment. What’s more, borrowing should continue to be relatively cheap as the Fed, in our view, will likely raise interest rates quite gradually. All in all, this backdrop for inflation suggests that TIPS offer excellent value.

We invite you to read “About your fund” on pages 4 and 5, where we offer additional insights on inflation and investing in inflation-linked bonds. We look forward to reporting to you again in six months’ time.

Cordially,

David A. Hoag
President

January 13, 2017

For current information about the fund, visit americanfunds.com.

*	The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to November 30, 2016, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Inflation-Protected Bond Funds Average do not reflect any sales charges. Source: Thomson Reuters Lipper.
[4]	For the period December 14, 2012, commencement of operations, through December 31,2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for periods ended November 30, 2016)*

	Cumulative total return	Average annual total return
	1 year	Lifetime (since 12/14/12)

Class A shares	1.37%	–0.75%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee reimbursements, without which results would have been lower.

Although the fund has plans of distribution for some share classes, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Expenses shown assume fees for distribution services were charged on these assets. However, because fees for distribution services were not charged on these assets, actual fund expenses were lower and total return was higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Inflation Linked Bond Fund	3

About your fund

Steady growth, low unemployment, higher energy prices and prospects for increased government spending have fueled talk of rising U.S. inflation. What exactly is inflation and why does it matter for investors — particularly those who are already retired or close to retirement? To find out, we spoke to David Hoag who, alongside Ritchie Tuazon, manages the fund’s portfolio.

Portfolio managers

David Hoag
Portfolio manager
Los Angeles
29 years of investment experience

Ritchie Tuazon

Portfolio manager
Los Angeles
17 years of investment experience

Years of experience as of February 1, 2017.

Q&A with portfolio manager David Hoag.

What is inflation and what causes it?

Inflation is the general rise in the prices of goods and services. Alternately, inflation can be viewed as a decrease in the purchasing value of money. It’s the reason that a dollar today buys less than it did a few decades ago. As such, inflation is an economic factor that is relevant to every investor. Inflation occurs either when the demand for goods and services is greater than the economy can provide, or when the cost of manufacturing goods and providing services increases because raw materials are more expensive or wages are on the rise.

Should soon-to-be and current retirees be especially mindful of inflation?

Definitely. Preserving purchasing power is particularly important to investors who are at or close to retirement. When drawing retirement income to cover everyday expenses, you want to ensure that you are able to do so in a sustainable way that reflects rising costs for things like food and gas. How much dedicated inflation protection investors in or near retirement need will vary with their particular circumstances. Still, we believe that, depending on an investor’s objectives, investing in an actively managed inflation-linked bond fund may be a sensible option.

What are TIPS?

Treasury Inflation-Protected Securities, or TIPS, are bonds backed by the full faith and credit of the United States government. However, unlike standard Treasuries, the face value of TIPS and the interest they pay investors move up and down with inflation. Importantly, if there’s negative inflation (known as deflation) over the life of a TIPS bond, the investor is guaranteed to receive the initial amount that they paid for the bond. TIPS are designed to provide protection against inflation as measured by a variant of the Consumer Price Index (CPI), which tracks changes in the price level of a broad basket of consumer products.

4	American Funds Inflation Linked Bond Fund

Inflation can have many causes.

Inflation matters to investors because it can erode the purchasing power of cash and investment income, but why does it occur?

Rising costs due to:
•	Constant demand combined with rising prices (as often happens with gas, for example)
•	Increased costs for fuel and other raw materials
•	Broad wage increases
•	Natural disasters
•	Higher taxes or increased regulatory compliance costs for businesses
•	Exchange rates (for example, a weakening dollar may make some imports more costly)

Rising demand due to:
•	A growing economy
•	Expectation for inflation
•	Discretionary government spending
•	A surge in consumer spending (for example, due to innovation or the introduction of new products)

American Funds Inflation Linked Bond Fund	5

Investment portfolio November 30, 2016

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	85.22%
AA/Aa	1.28
A/A	5.21
BBB/Baa	3.49
Unrated	.03
Short-term securities & other assets less liabilities	4.77

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 95.23%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 85.22%
U.S. Treasury inflation-protected securities 85.22%
U.S. Treasury Inflation-Protected Security 0.125% 2018[1]	$6,893	$6,942
U.S. Treasury Inflation-Protected Security 1.875% 2019[1]	30,753	32,732
U.S. Treasury Inflation-Protected Security 1.375% 2020[1]	29,025	30,513
U.S. Treasury Inflation-Protected Security 0.125% 2021[1]	65,188	65,571
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	74,977	77,479
U.S. Treasury Inflation-Protected Security 1.125% 2021[1]	11,036	11,579
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	60,796	60,984
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	32,438	32,590
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	31,324	31,162
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	28,008	28,350
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	142,743	140,622
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	1,035	1,056
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	222,294	219,294
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	71,565	71,437
U.S. Treasury Inflation-Protected Security 2.375% 2025[1]	30,033	34,654
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	351,545	341,982
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	32,003	32,479
U.S. Treasury Inflation-Protected Security 2.00% 2026[1]	76,627	86,854
U.S. Treasury Inflation-Protected Security 2.375% 2027[1]	98,400	116,094
U.S. Treasury Inflation-Protected Security 1.75% 2028[1]	70,292	79,122
U.S. Treasury Inflation-Protected Security 2.50% 2029[1]	2,249	2,737
U.S. Treasury Inflation-Protected Security 2.125% 2040[1]	22,338	28,079
U.S. Treasury Inflation-Protected Security 2.125% 2041[1]	33,071	41,836
U.S. Treasury Inflation-Protected Security 0.75% 2042[1]	53,419	51,444
U.S. Treasury Inflation-Protected Security 0.625% 2043[1]	10,500	9,799
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]	31,178	34,587
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	97,549	100,013

Total U.S. Treasury bonds & notes		1,769,991

6	American Funds Inflation Linked Bond Fund

	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 5.34%
Colombia (Republic of) 5.00% 2045		$600	$557
Italy (Republic of) 1.25% 2026		€41,200	40,806
Japan, Series 18, 0.10% 2024[1]		¥2,197,300	20,138
Japan, Series 20, 0.10% 2025[1]		4,233,000	39,183
South Africa (Republic of), Series 197, 5.50% 2023[1]	ZAR	659	58
United Kingdom 0.125% 2056[1]		£4,370	10,287

Total bonds & notes of governments & government agencies outside the U.S.			111,029

Corporate bonds & notes 4.07%
Health care 1.90%
Abbott Laboratories 4.75% 2036		$4,765	4,807
Abbott Laboratories 4.90% 2046		9,535	9,637
AbbVie Inc. 3.20% 2026		4,800	4,569
AbbVie Inc. 4.45% 2046		2,000	1,877
Aetna Inc. 4.25% 2036		2,730	2,712
Aetna Inc. 4.375% 2046		2,355	2,320
Allergan PLC 4.75% 2045		3,070	3,049
Pfizer Inc. 1.15% 2018[3]		300	301
Shire PLC 2.875% 2023		5,410	5,149
Shire PLC 3.20% 2026		5,410	5,080
			39,501

Energy 0.86%
Enbridge Inc. 5.50% 2046		4,510	4,614
Ensco PLC 5.20% 2025		1,625	1,320
Petróleos Mexicanos 7.47% 2026	MXN	199,130	7,932
Petróleos Mexicanos 6.75% 2047[4]		$4,575	4,025
			17,891

Consumer discretionary 0.35%
Newell Rubbermaid Inc. 3.85% 2023		1,190	1,225
Time Warner Inc. 3.80% 2027		6,045	6,021
			7,246

Consumer staples 0.29%
Altria Group, Inc. 3.875% 2046		6,485	5,996

Financials 0.24%
American Express Co. 1.506% 2018[3]		300	301
Wells Fargo & Co. 3.00% 2026		4,975	4,754
			5,055

Utilities 0.23%
Exelon Corp. 4.45% 2046		660	641
Xcel Energy Inc. 3.35% 2026		4,110	4,109
			4,750

Information technology 0.20%
Analog Devices, Inc. 4.50% 2036		4,255	4,227

Total corporate bonds & notes			84,666

Municipals 0.55%
Municipals 0.55%
City of South Pasadena, California, Water Rev. Ref. Bonds, BAM insured, 5.00% 2031		1,000	1,124
City of South Pasadena, California, Water Rev. Ref. Bonds, BAM insured, 5.00% 2032		2,140	2,392
City of South Pasadena, California, Water Rev. Ref. Bonds, BAM insured, 5.00% 2033		2,250	2,505
City of South Pasadena, California, Water Rev. Ref. Bonds, BAM insured, 5.00% 2034		2,365	2,616
City of South Pasadena, California, Water Rev. Ref. Bonds, BAM insured, 5.00% 2035		2,485	2,743

Total municipals			11,380

Asset-backed obligations 0.03%
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[4,5]		586	586

Total asset-backed obligations			586

American Funds Inflation Linked Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 0.02%
Commercial mortgage-backed securities 0.02%
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[3,5]	$200	$202
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[3,5]	156	160

Total mortgage-backed obligations		362

Total bonds, notes & other debt instruments (cost: $1,990,582,000)		1,978,014

Short-term securities 1.63%
Estée Lauder Companies Inc. 0.65% due 1/23/2017[4]	2,400	2,398
Federal Home Loan Bank 0.43% due 1/20/2017	10,900	10,893
General Electric Co. 0.36% due 12/1/2016	5,700	5,700
National Rural Utilities Cooperative Finance Corp. 0.45% due 12/16/2016	14,800	14,797

Total short-term securities (cost: $33,789,000)		33,788
Total investment securities 96.86% (cost: $2,024,371,000)		2,011,802
Other assets less liabilities 3.14%		65,235

Net assets 100.00%		$2,077,037

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $132,204,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2016 (000)
Purchases:
British pounds	12/16/2016	Bank of America, N.A.	£7,565	$9,453	$17
British pounds	1/11/2017	JPMorgan Chase	£977	$1,214	10
Euros	12/9/2016	JPMorgan Chase	€16,023	$17,661	(672)
Euros	12/16/2016	Citibank	€5,900	$6,348	(90)
Euros	12/19/2016	Citibank	€5,451	$5,850	(67)
Euros	1/11/2017	JPMorgan Chase	€12,938	$13,732	14
					$(788)
Sales:
British pounds	1/12/2017	HSBC Bank	$10,139	£8,100	(9)
Euros	1/6/2017	JPMorgan Chase	$20,959	€19,700	35
Euros	1/11/2017	Bank of America, N.A.	$21,332	€20,100	(22)
Japanese yen	12/7/2016	Bank of America, N.A.	$2,612	¥274,000	216
Japanese yen	12/20/2016	JPMorgan Chase	$14,167	¥1,555,000	558
Japanese yen	1/6/2017	Citibank	$13,233	¥1,335,000	1,536
Japanese yen	1/6/2017	Citibank	$13,188	¥1,335,000	1,491
Japanese yen	1/6/2017	Citibank	$13,103	¥1,335,000	1,406
Japanese yen	1/19/2017	Bank of America, N.A.	$9,691	¥1,000,000	924
Japanese yen	4/18/2017	JPMorgan Chase	$9,347	¥965,000	852
Mexican pesos	12/9/2016	JPMorgan Chase	$9,580	MXN177,000	988
Mexican pesos	12/15/2016	JPMorgan Chase	$8,885	MXN183,000	8
Norwegian kroner	12/8/2016	Bank of America, N.A.	$3,880	NKr32,087	111
Norwegian kroner	12/8/2016	Bank of America, N.A.	$3,880	NKr32,088	111
Norwegian kroner	12/16/2016	Citibank	$13,394	NKr113,650	44
Norwegian kroner	1/11/2017	JPMorgan Chase	$6,305	NKr54,000	(39)
South Korean won	12/14/2016	JPMorgan Chase	$14,156	KRW16,369,550	153
					$8,363
Forward currency contracts — net					$7,575

8	American Funds Inflation Linked Bond Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $1,554,238,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 11/30/2016 (000)
Receive	LCH	SONIA	0.207%	10/13/2018	£175,000	$(293)
Receive	LCH	SONIA	0.227	10/14/2018	25,000	(30)
Receive	LCH	SONIA	0.226	10/14/2018	180,000	(221)
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	$280,000	2,044
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,784
Receive	LCH	3-month USD-LIBOR	1.5675	8/17/2023	270,000	(4,752)
Pay	LCH	6-month JPY-LIBOR	0.228	2/8/2026	¥4,250,000	(180)
Pay	LCH	3-month USD-LIBOR	1.615	5/10/2026	$68,000	3,374
Pay	LCH	3-month USD-LIBOR	1.5465	6/22/2026	32,000	1,821
Pay	LCH	3-month USD-LIBOR	1.3695	9/9/2026	20,000	1,501
Pay	LCH	3-month USD-LIBOR	1.567	10/24/2026	35,000	2,045
Receive	LCH	6-month EURIBOR	0.404	10/26/2026	€26,300	(642)
Receive	LCH	6-month EURIBOR	0.408	10/27/2026	26,100	(653)
Receive	LCH	6-month EURIBOR	0.398	10/27/2026	26,300	(686)
Pay	LCH	6-month GBP-LIBOR	1.3122	11/10/2026	£35,000	137
Receive	LCH	6-month EURIBOR	0.6733	11/14/2026	€38,000	82
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	$57,050	(1,536)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	57,050	(1,699)
Pay	LCH	3-month USD-LIBOR	1.83	8/17/2031	58,000	4,181
Pay	LCH	3-month USD-LIBOR	2.6565	8/21/2045	20,000	(718)
Pay	LCH	3-month USD-LIBOR	2.616	1/5/2046	34,000	(925)
Pay	LCH	U.S. Federal Funds Effective Rate	1.46	7/25/2046	24,000	3,604
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	20,000	2,943
Pay	LCH	3-month USD-LIBOR	1.741	8/17/2046	21,000	3,489
Pay	LCH	6-month EURIBOR	0.9102	10/26/2046	€9,800	757
Pay	LCH	6-month EURIBOR	0.9007	10/27/2046	9,800	830
Pay	LCH	6-month EURIBOR	0.9152	10/27/2046	9,700	783
						$17,040

Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $175,625,000.

Centrally cleared credit default swaps on credit indices — buy protection

Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 11/30/2016 (000)
CDX.NA.IG.27	ICE	1.00%	12/20/2021	$165,000	$(2,145)	$(1,614)	$(531)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,046,311,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 11/30/2016 (000)
30 Day Federal Funds Futures	CME	Short	103	January 201 7	$42,693	$45
10 Year Euro-Bund Futures	Eurex	Short	262	March 2017	45,330	157
10 Year Ultra U.S. Treasury Note Futures	CME	Short	985	March 2017	132,768	348
10 Year U.S. Treasury Note Futures	CME	Long	805	March 2017	100,352	(117)

American Funds Inflation Linked Bond Fund	9

Futures contracts (continued)

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 11/30/2016 (000)
20 Year U.S. Treasury Bond Futures	CME	Long	423	March 2017	$64,415	$(423)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	200	March 2017	32,225	(57)
5 Year U.S. Treasury Note Futures	CME	Long	3,700	April 2017	437,474	(1,452)
						$(1,499)

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $37,034,000, which represented 1.78% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,009,000, which represented .34% of the net assets of the fund.
[5]	PrincipaI payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

CME = CME Group Inc.

€ = Euros

Eurex = Eurex Exchange

EURIBOR= Euro Interbank Offered Rate

GBP/£ = British pounds

ICE = Intercontinental Exchange, Inc.

JPY/¥ = Japanese yen

KRW = South Korean won

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NKr = Norwegian kroner

SONIA = Sterling Overnight Interbank Average Rate

ZAR = South African rand

See Notes to Financial Statements

10	American Funds Inflation Linked Bond Fund

Financial statements

Statement of assets and liabilities
at November 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,024,371)		$2,011,802
Cash		5,927
Cash denominated in currencies other than U.S. dollars (cost: $2,412)		2,399
Unrealized appreciation on open forward currency contracts		8,474
Receivables for:
Sales of investments	$69,939
Sales of fund’s shares	9,312
Closed forward currency contracts	1,097
Variation margin	6,333
Interest	4,993
Other	4	91,678
		2,120,280
Liabilities:
Unrealized depreciation on open forward currency contracts		899
Payables for:
Purchases of investments	36,826
Repurchases of fund’s shares	615
Closed forward currency contracts	42
Investment advisory services	519
Services provided by related parties	144
Trustees’ deferred compensation	2
Variation margin	4,172
Other	24	42,344
Net assets at November 30, 2016		$2,077,037

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,053,768
Undistributed net investment income		15,186
Accumulated net realized loss		(1,898)
Net unrealized appreciation		9,981
Net assets at November 30, 2016		$2,077,037

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (213,499 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$267,393	27,574	$9.70
Class B	60	6	9.66
Class C	10,079	1,050	9.60
Class F-1	28,646	2,953	9.70
Class F-2	206,808	21,248	9.73
Class 529-A	7,831	807	9.71
Class 529-B	20	2	9.68
Class 529-C	1,915	199	9.60
Class 529-E	245	25	9.68
Class 529-F-1	802	83	9.73
Class R-1	126	13	9.63
Class R-2	1,140	119	9.59
Class R-2E	617	64	9.71
Class R-3	2,489	258	9.65
Class R-4	1,698	175	9.70
Class R-5E	10	1	9.70
Class R-5	407	42	9.73
Class R-6	1,546,751	158,880	9.74

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	11

Statement of operations
for the year ended November 30, 2016	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $40)		$29,219
Fees and expenses*:
Investment advisory services	$4,940
Distribution services	532
Transfer agent services	238
Administrative services	691
Reports to shareholders	22
Registration statement and prospectus	107
Trustees’ compensation	3
Auditing and legal	23
Custodian	9
Other	4
Total fees and expenses before waivers/reimbursements	6,569
Less waivers/reimbursements of fees and expenses:
Investment advisory services waiver	27
Transfer agent services reimbursement	— †
Total fees and expenses after waivers/reimbursements		6,542
Net investment income		22,677

Net realized loss and unrealized appreciation:
Net realized gain (loss) on:
Investments	23,069
Forward currency contracts	(4,095)
Interest rate swaps	(22,515)
Credit default swaps	(234)
Futures contracts	3,081
Currency transactions	9	(685)
Net unrealized appreciation (depreciation) on:
Investments	2,385
Forward currency contracts	7,616
Interest rate swaps	20,162
Credit default swaps	(757)
Futures contracts	(1,499)
Currency translations	(18)	27,889
Net realized loss and unrealized appreciation		27,204

Net increase in net assets resulting from operations		$49,881

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

12	American Funds Inflation Linked Bond Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2016	2015
Operations:
Net investment income	$22,677	$4,095
Net realized (loss) gain	(685)	8,325
Net unrealized appreciation (depreciation)	27,889	(22,767)
Net increase (decrease) in net assets resulting from operations	49,881	(10,347)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(6,912)	(5,108)
Distributions from net realized gain on investments	(9,751)	(3,117)
Total dividends and distributions paid to shareholders	(16,663)	(8,225)

Net capital share transactions	855,001	683,426

Total increase in net assets	888,219	664,854

Net assets:
Beginning of year	1,188,818	523,964
End of year (including undistributed net investment income: $15,186 and $6,061, respectively)	$2,077,037	$1,188,818

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	13

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

14	American Funds Inflation Linked Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

American Funds Inflation Linked Bond Fund	15

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,769,991	$—	$1,769,991
Bonds & notes of governments & government agencies outside the U.S.	—	111,029	—	111,029
Corporate bonds & notes	—	84,666	—	84,666
Municipals	—	11,380	—	11,380
Asset-backed obligations	—	586	—	586
Mortgage-backed obligations	—	362	—	362
Short-term securities	—	33,788	—	33,788
Total	$—	$2,011,802	$—	$2,011,802

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$8,474	$—	$8,474
Unrealized appreciation on interest rate swaps	—	29,375	—	29,375
Unrealized appreciation on futures contracts	550	—	—	550
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(899)	—	(899)
Unrealized depreciation on interest rate swaps	—	(12,335)	—	(12,335)
Unrealized depreciation on credit default swaps	—	(531)	—	(531)
Unrealized depreciation on futures contracts	(2,049)	—	—	(2,049)
Total	$(1,499)	$24,084	$—	$22,585

*Forward currency contracts, interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.

16	American Funds Inflation Linked Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in

American Funds Inflation Linked Bond Fund	17

derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss

18	American Funds Inflation Linked Bond Fund

recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

American Funds Inflation Linked Bond Fund	19

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts as of, or for the year ended, November 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$8,474	Unrealized depreciation on open forward currency contracts	$899

Forward currency	Currency	Receivables for closed forward currency contracts	1,097	Payables for closed forward currency contracts	42

Interest rate swaps	Interest	Net unrealized appreciation*	29,375	Net unrealized depreciation*	12,335

Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	531

Futures contracts	Interest	Net unrealized appreciation*	550	Net unrealized depreciation*	2,049
			$39,496		$15,856

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(4,095)	Net unrealized appreciation on forward currency contracts	$7,616

Interest rate swaps	Interest	Net realized loss on interest rate swaps	(22,515)	Net unrealized appreciation on interest rate swaps	20,162

Credit default swaps	Credit	Net realized loss on credit default swaps	(234)	Net unrealized depreciation on credit default swaps	(757)

Futures contracts	Interest	Net realized gain on futures contracts	3,081	Net unrealized depreciation on futures contracts	(1,499)
			$(23,763)		$25,522

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

20	American Funds Inflation Linked Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$1,459	$(22)	$(1,125)	$—	$312
Barclays Bank PLC	317	—	(271)	—	46
Citibank	4,477	(157)	(3,737)	—	583
JPMorgan Chase	3,155	(753)	(2,037)	—	365
UBS AG	163	—	(163)	—	—
Total	$9,571	$(932)	$(7,333)	$—	$1,306
Liabilities:
Bank of America, N.A.	$22	$(22)	$—	$—	$—
Citibank	157	(157)	—	—	—
HSBC Bank	9	—	—	—	9
JPMorgan Chase	753	(753)	—	—	—
Total	$941	$(932)	$—	$—	$9

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2016, the fund reclassified $6,641,000 from undistributed net investment income to accumulated net realized loss and $1,000 from capital paid in on shares of beneficial interest to undistributed net investment income to align financial reporting with tax reporting.

American Funds Inflation Linked Bond Fund	21

As of November 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$22,637
Post-October capital loss deferral*	1,758
Gross unrealized appreciation on investment securities	17,892
Gross unrealized depreciation on investment securities	(31,971)
Net unrealized depreciation on investment securities	(14,079)
Cost of investment securities	2,025,881

*This deferral is considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2016						Year ended November 30, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends paid
Class A	$989		$103		$1,092		$41	$—	$41
Class B1	1		—	[2]	1		—	—	—
Class C1	25		4		29		—	—	—
Class F-1[1]	22		2		24		—	—	—
Class F-2[1]	229		22		251		—	—	—
Class 529-A1	29		3		32		—	—	—
Class 529-B1	—	[2]	—	[2]	—	[2]	—	—	—
Class 529-C1	3		1		4		—	—	—
Class 529-E1	1		—	[2]	1		—	—	—
Class 529-F-1[1]	3		—	[2]	3		—	—	—
Class R-1[1]	1		—	[2]	1		—	—	—
Class R-2[1]	2		—	[2]	2		—	—	—
Class R-2E1	—	[2]	—	[2]	—	[2]	—	—	—
Class R-3[1]	5		1		6		—	—	—
Class R-4[1]	2		—	[2]	2		—	—	—
Class R-5E3	—	[2]	—	[2]	—	[2]	—	—	—
Class R-5[1]	3		—	[2]	3		—	—	—
Class R-6	13,955		1,257		15,212		8,184	—	8,184
Total	$15,270		$1,393		$16,663		$8,225	$—	$8,225

[1]	This share class was offered beginning January 23, 2015.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.330% on such assets in excess of $500 million. On April 6, 2016, the fund’s board of trustees approved an amended investment advisory and services agreement effective May 1, 2016, decreasing the annual rates on daily net assets in excess of $1 billion, $1.5 billion and $2.5 billion to 0.300%, 0.280% and 0.260%, respectively. CRMC voluntarily reduced investment advisory services fees to the approved rates. For the year ended November 30, 2016, total investment advisory services fees waived by CRMC were $27,000. As a result, the fee shown on the statement of operations of $4,940,000, which was equivalent to an annualized rate of 0.330% of average daily net assets, was reduced to $4,913,000, which was equivalent to an annualized rate of 0.328% of average daily net assets.

22	American Funds Inflation Linked Bond Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (up to 0.15% for Class A, B, 529-A and 529-B shares and up to 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2016, unreimbursed expenses subject to reimbursement totaled $61,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From December 1,2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Inflation Linked Bond Fund	23

For the year ended November 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$425		$147		$14		Not applicable
Class B	1		—	*	Not applicable		Not applicable
Class C	57		6		3		Not applicable
Class F-1	25		9		5		Not applicable
Class F-2	Not applicable		67		32		Not applicable
Class 529-A	3		4		2		$3
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	8		1		—	*	1
Class 529-E	1		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class R-1	1		—	*	—	*	Not applicable
Class R-2	4		2		—	*	Not applicable
Class R-2E	1		—	*	—	*	Not applicable
Class R-3	4		1		—	*	Not applicable
Class R-4	2		1		1		Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		—	*	634		Not applicable
Total class-specific expenses	$532		$238		$691		$4

*Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $3,000 in the fund’s statement of operations reflects $3,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

24	American Funds Inflation Linked Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2016

Class A	$211,074	21,760	$1,056		114		$(35,833)	(3,740)	$176,297	18,134
Class B	31	3	1		—	[2]	(145)	(15)	(113)	(12)
Class C	9,229	960	29		3		(2,423)	(252)	6,835	711
Class F-1	39,803	4,088	25		3		(13,138)	(1,347)	26,690	2,744
Class F-2	199,065	20,400	227		25		(10,606)	(1,092)	188,686	19,333
Class 529-A	6,400	659	32		4		(1,079)	(112)	5,353	551
Class 529-B	7	1	—	[2]	—	[2]	(22)	(3)	(15)	(2)
Class 529-C	1,597	165	4		—	[2]	(180)	(19)	1,421	146
Class 529-E	225	23	1		—	[2]	(111)	(12)	115	11
Class 529-F-1	749	78	3		—	[2]	(171)	(18)	581	60
Class R-1	188	20	1		—	[2]	(145)	(15)	44	5
Class R-2	1,051	110	2		—	[2]	(76)	(8)	977	102
Class R-2E	2,611	268	—		—		(1,982)	(205)	629	63
Class R-3	2,148	220	5		1		(69)	(7)	2,084	214
Class R-4	1,662	171	2		—	[2]	(157)	(16)	1,507	155
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	202	21	3		—	[2]	(18)	(2)	187	19
Class R-6	498,431	51,555	15,211		1,643		(69,919)	(7,511)	443,723	45,687
Total net increase (decrease)	$974,473	100,502	$16,602		1,793		$(136,074)	(14,374)	$855,001	87,921

Year ended November 30, 2015

Class A	$97,746	10,218	$3		—	[2]	$(10,306)	(1,081)	$87,443	9,137
Class B3	248	26	—		—		(72)	(8)	176	18
Class C3	3,828	401	—		—		(592)	(62)	3,236	339
Class F-1[3]	4,415	464	—		—		(2,405)	(255)	2,010	209
Class F-2[3]	29,568	3,067	—		—		(10,885)	(1,152)	18,683	1,915
Class 529-A3	2,738	286	—		—		(289)	(30)	2,449	256
Class 529-B3	82	9	—		—		(48)	(5)	34	4
Class 529-C3	610	64	—		—		(102)	(11)	508	53
Class 529-E3	138	14	—		—		(4)	— [2]	134	14
Class 529-F-1[3]	252	27	—		—		(34)	(4)	218	23
Class R-1[3]	82	8	—		—		— [2]	— [2]	82	8
Class R-2[3]	161	17	—		—		— [2]	— [2]	161	17
Class R-2E3	10	1	—		—		—	—	10	1
Class R-3[3]	443	46	—		—		(20)	(2)	423	44
Class R-4[3]	191	20	—		—		—	—	191	20
Class R-5E4	10	1	—		—		—	—	10	1
Class R-5[3]	214	23	—		—		—	—	214	23
Class R-6	585,519	61,305	8,183		865		(26,258)	(2,733)	567,444	59,437
Total net increase (decrease)	$726,255	75,997	$8,186		865		$(51,015)	(5,343)	$683,426	71,519

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	This share class was offered beginning January 23, 2015.
[4]	This share class was offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $443,818,000 and $299,437,000, respectively, during the year ended November 30, 2016.

American Funds Inflation Linked Bond Fund	25

10. Ownership concentration

At November 30, 2016, the fund had four shareholders that held more than 10% of the Class R-6 outstanding shares. The four shareholders were American Funds 2015 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s Class R-6 outstanding shares of 15%, 30%, 24% and 16%, respectively. CRMC is the investment adviser to the four target date funds.

26	American Funds Inflation Linked Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 11/30/2016	$9.45	$.13	$.24	$.37	$(.04)	$(.08)	$(.12)	$9.70	3.94%	$267		.75%		.74%		1.31%
Year ended 11/30/2015	9.70	.09	(.21)	(.12)	(.08)	(.05)	(.13)	9.45	(1.25)	89		.80		.79		.99
Year ended 11/30/2014	9.30	.13	.27	.40	— [4]	—	— [4]	9.70	4.32 [5]	3		.42	[5]	,42	[5]	1.39	[5]
Period from 12/14/2012 to 11/30/2013[6,7]	10.00	(.03)	(.67)	(.70)	—	—	—	9.30	(7.00)[5,8]	3		.61	[5,9]	.43	[5,9]	(.36)[5,9]
Class B:
Year ended 11/30/2016	9.42	.01	.31	.32	—	(.08)	(.08)	9.66	3.40 [5]	—	[10]	1.31	[5]	1.30	[5]	.07	[5]
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.08	(.33)	(.25)	—	—	—	9.42	(2.58)[5,8]	—	[10]	1.34	[5,9]	1.33	[5,9]	.99	[5,9]
Class C:
Year ended 11/30/2016	9.39	.06	.24	.30	(.01)	(.08)	(.09)	9.60	3.15	10		1.49		1.48		.60
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.03	(.31)	(.28)	—	—	—	9.39	(2.90)[8]	3		1.55	[9]	1.54	[9]	.34	[9]
Class F-1:
Year ended 11/30/2016	9.45	.18	.19	.37	(.04)	(.08)	(.12)	9.70	3.93	29		.70		.70		1.82
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.02	(.24)	(.22)	—	—	—	9.45	(2.27)[8]	2		.81	[9]	.81	[9]	.29	[9]
Class F-2:
Year ended 11/30/2016	9.47	.18	.21	.39	(.05)	(.08)	(.13)	9.73	4.16	207		.46		.46		1.86
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.18	(.38)	(.20)	—	—	—	9.47	(2.07)[8]	18		.55	[9]	.55	[9]	2.18	[9]
Class 529-A:
Year ended 11/30/2016	9.45	.14	.25	.39	(.05)	(.08)	(.13)	9.71	4.10	8		.65		.64		1.44
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.08	(.30)	(.22)	—	—	—	9.45	(2.27)[8]	3		.74	[9]	.73	[9]	.97	[9]
Class 529-B:
Year ended 11/30/2016	9.43	.05	.28	.33	—	(.08)	(.08)	9.68	3.50 [5]	—	[10]	1.18	[5]	1.18	[5]	.56	[5]
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.08	(.32)	(.24)	—	—	—	9.43	(2.48)[5,8]	—	[10]	1.25	[5,9]	1.24	[5,9]	1.05	[5,9]

See page 29 for footnotes.

American Funds Inflation Linked Bond Fund	27

Financial highlights (continued)

		Income (loss) from investment operatioins[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Year ended 11/30/2016	$9.39	$.05	$.24	$.29	$—	$(.08)	$(.08)	$9.60	3.09%	$2		1.53%		1.53%		.48%
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.03	(.31)	(.28)	—	—	—	9.39	(2.90)[8]	1		1.62	[9]	1.60	[9]	.35	[9]
Class 529-E:
Year ended 11/30/2016	9.43	.07	.28	.35	(.02)	(.08)	(.10)	9.68	3.75	—	[10]	.97		.97		.77
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.09	(.33)	(.24)	—	—	—	9.43	(2.48)[8]	—	[10]	1.04	[9]	1.03	[9]	1.10	[9]
Class 529-F-1:
Year ended 11/30/2016	9.47	.14	.24	.38	(.04)	(.08)	(.12)	9.73	4.09	1		.55		.55		1.46
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.10	(.30)	(.20)	—	—	—	9.47	(2.07)[8]	—	[10]	.64	[9]	.63	[9]	1.27	[9]
Class R-1:
Year ended 11/30/2016	9.42	.04	.25	.29	—	(.08)	(.08)	9.63	3.08 [5]	—	[10]	1.50	[5]	1.49	[5]	.39	[5]
Period from 1/23/2015 to 11/30/2015 [6,11]	9.67	.07	(.32)	(.25)	—	—	—	9.42	(2.58)[5,8]	—	[10]	1.41	[5,9]	1.41	[5,9]	.86	[5,9]
Class R-2:
Year ended 11/30/2016	9.41	.06	.23	.29	(.03)	(.08)	(.11)	9.59	3.12	1		1.49		1.49		.62
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	(.04)	(.22)	(.26)	—	—	—	9.41	(2.69)[5,8]	—	[10]	1.59	[5,9]	1,58	[5,9]	(.51)[5,9]
Class R-2E:
Year ended 11/30/2016	9.46	.17	.19	.36	(.03)	(.08)	(.11)	9.71	3.88	1		.95		.94		1.79
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.04	(.25)	(.21)	—	—	—	9.46	(2.17)[5,8]	—	[10]	.74	[5,9]	.72	[5,9]	.51	[5,9]
Class R-3:
Year ended 11/30/2016	9.43	.09	.25	.34	(.04)	(.08)	(.12)	9.65	3.59	2		1.01		1.01		.92
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.02	(.26)	(.24)	—	—	—	9.43	(2.48)[8]	1		1.17	[9]	1.16	[9]	.20	[9]

28	American Funds Inflation Linked Bond Fund

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-4:
Year ended 11/30/2016	$9.45	$.13		$.24	$.37	$(.04)	$(.08)	$(.12)	$9.70	3.99%	$2		.69%		.69%		1.37%
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.04		(.26)	(.22)	—	—	—	9.45	(2.27)[8]	—	[10]	.79	[9]	.79	[9]	.46	[9]
Class R-5E:
Year ended 11/30/2016	9.45	.12		.27	.39	(.06)	(.08)	(.14)	9.70	4.16	—	[10]	.60		.60		1.21
Period from 11/20/2015 to 11/30/2015[6,12]	9.43	—	[4]	.02	.02	—	—	—	9.45	.21 [8]	—	[10]	.02	[8]	.02	[8]	(.03)[8]
Class R-5:
Year ended 11/30/2016	9.47	.14		.26	.40	(.06)	(.08)	(.14)	9.73	4.21	—	[10]	.46		.46		1.45
Period from 1/23/2015 to 11/30/2015[6,11]	9.67	.10		(.30)	(.20)	—	—	—	9.47	(2.07)[8]	—	[10]	.52	[9]	.52	[9]	1.22	[9]
Class R-6:
Year ended 11/30/2016	9.47	.15		.26	.41	(.06)	(.08)	(.14)	9.74	4.33	1,547		.39		.39		1.53
Year ended 11/30/2015	9.69	.03		(.12)	(.09)	(.08)	(.05)	(.13)	9.47	(.95)	1,072		.48		.46		.36
Year ended 11/30/2014	9.29	.13		.27	.40	— [4]	—	— [4]	9.69	4.33	521		.46		.46		1.34
Period from 11/1/2013 to 11/30/2013[6,13]	9.33	—	[4]	(.04)	(.04)	—	—	—	9.29	(.43)[8]	204		.03	[8]	.03	[8]	—	[8,14]

	Year ended November 30			For the period
	2016	2015	2014	12/14/2012 to 11/30/2013[6,7,8]
Portfolio turnover rate for all share classes	295%	801%	923%	543%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC reduced fees for investment advisory services and reimbursed a portion of transfer agent services fees for some share classes.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period December 14, 2012, commencement of operations, through November 30,2013.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	This share class was offered beginning January 23, 2015.
[12]	Class R-5E shares were offered beginning November 20, 2015.
[13]	Class R-6 shares were offered beginning November 1,2013.
[14]	Amount less than .01%.

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Inflation Linked Bond Fund (the “Fund”) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 13, 2017

30	American Funds Inflation Linked Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1,2016, through November 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Inflation Linked Bond Fund	31

	Beginning account value 6/1/2016	Ending account value 11/30/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,012.52	$3.58	.71%
Class A - assumed 5% return	1,000.00	1,021.51	3.60	.71
Class B - actual return	1,000.00	1,010.46	6.10	1.21
Class B - assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class C - actual return	1,000.00	1,008.40	7.30	1.45
Class C - assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class F-1 - actual return	1,000.00	1,012.52	3.43	.68
Class F-1 - assumed 5% return	1,000.00	1,021.66	3.45	.68
Class F-2 - actual return	1,000.00	1,013.54	2.22	.44
Class F-2 - assumed 5% return	1,000.00	1,022.86	2.23	.44
Class 529-A - actual return	1,000.00	1,013.57	3.03	.60
Class 529-A - assumed 5% return	1,000.00	1,022.06	3.04	.60
Class 529-B - actual return	1,000.00	1,010.44	5.54	1.10
Class 529-B - assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class 529-C - actual return	1,000.00	1,008.40	7.50	1.49
Class 529-C - assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class 529-E - actual return	1,000.00	1,011.49	4.64	.92
Class 529-E - assumed 5% return	1,000.00	1,020.46	4.66	.92
Class 529-F-1 - actual return	1,000.00	1,013.54	2.52	.50
Class 529-F-1 - assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-1 - actual return	1,000.00	1,008.38	7.40	1.47
Class R-1 - assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class R-2 - actual return	1,000.00	1,009.47	6.85	1.36
Class R-2 - assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class R-2E - actual return	1,000.00	1,011.46	4.79	.95
Class R-2E - assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-3 - actual return	1,000.00	1,010.47	4.69	.93
Class R-3 - assumed 5% return	1,000.00	1,020.41	4.71	.93
Class R-4 - actual return	1,000.00	1,012.52	3.38	.67
Class R-4 - assumed 5% return	1,000.00	1,021.71	3.40	.67
Class R-5E - actual return	1,000.00	1,013.58	2.78	.55
Class R-5E - assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-5 - actual return	1,000.00	1,013.54	2.12	.42
Class R-5 - assumed 5% return	1,000.00	1,022.96	2.13	.42
Class R-6 - actual return	1,000.00	1,014.59	1.77	.35
Class R-6 - assumed 5% return	1,000.00	1,023.31	1.78	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	American Funds Inflation Linked Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2016:

Long-term capital gains	$1,393,000
U.S. government income that may be exempt from state taxation	$22,842,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

American Funds Inflation Linked Bond Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2012	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2012	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2012	Private investor	81	None
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2012	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2012	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2012	President Emeritus and University Professor, The University of Tulsa	80	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Inflation Linked Bond Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 President	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Inflation Linked Bond Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$35,000
2016	$53,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	$4,000
2016	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None

2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	None
2016	$17,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$29,000
2016	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$2,000
2016	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $55,000 for fiscal year 2015 and $35,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: January 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 31, 2017